AMENDMENT TO SECURITY AGREEMENT

THIS AMENDMENT TO SECURITY AGREEMENT (the “Amendment”) is made this 1st day of October, 2009, by and among SONTERRA RESOURCES, INC., a Delaware corporation (the “Company”), NORTH TEXAS DRILLING SERVICES, INC., a Texas corporation (“North Texas”), SONTERRA OPERATING, INC., a Delaware corporation (“Operating”), VELOCITY ENERGY LIMITED LLC, a Texas limited liability company (“Limited”), VELOCITY ENERGY INC., a Delaware corporation (“Velocity”), VELOCITY ENERGY OFFSHORE LP, a Delaware limited partnership (“Offshore”), and VELOCITY ENERGY PARTNERS LP, a Delaware limited partnership (“Onshore”) (with the Company, North Texas, Operating, Limited, Velocity, Offshore and Onshore being sometimes referred to individually as a “Debtor” and, collectively, as the “Debtors”), and SUMMERLINE ASSET MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as Collateral Agent (as set forth in Section 5.11 of the Security Agreement (as defined below), together with its successors and assigns in such capacity, the “Secured Party”).

WHEREAS, Debtors and Secured Party are parties to that certain Security Agreement dated November 13, 2008 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), pursuant to which Onshore, among others, granted a security interest in certain collateral as more specifically set forth therein (the “Collateral” as that term is defined in the Security Agreement); and

WHEREAS, the Secured Party has agreed to subordinate its interest in the Collateral owned by Onshore to the extent that such Collateral is located on or derived from any Hydrocarbon Property as defined in that certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement by Velocity Energy Partners LP, a Delaware Limited Liability Company, to R. Ford Francis, as Trustee (the “Trustee”) for the benefit of Classic Oil & Gas Resources, Inc. (“Classic Oil”), a Kentucky Corporation, dated September 29, 2009 (the “Classic Oil Mortgage”), and that the Trustee holds a perfected security interest in the Hydrocarbon Property for the benefit of Classic Oil.

NOW, THEREFORE, for Ten Dollars ($10.00), and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Debtors and Secured Party agree to amend the Security Agreement as follows.

1.
Subordination of Security Interest.  Secured Party hereby subordinates its security interest in the Collateral owned by Onshore in favor of the Trustee for the benefit of Classic Oil to the extent that such Collateral is located on or derived from any Hydrocarbon Property (as defined in the Classic Oil Mortgage) and that the Trustee holds a perfected security interest in the Hydrocarbon Property for the benefit of Classic Oil.

2.
Third Party Beneficiaries; No Amendment. Secured Party and Onshore agree that the Trustee and Classic Oil are intended to be third-party beneficiaries of this Amendment and that Secured Party and Onshore shall not amend the Security Agreement so as to negate or diminish the subordination to the Classic Oil Mortgage set forth in Section 1 above for so long as any Indebtedness (as defined in the Classic Oil Mortgage) remains unpaid.

3.	No Other Changes. In all other respects, the Security Agreement remains unchanged and in force.

IN WITNESS WHEREOF, the parties have executed this instrument on this the 1st day of October, 2009.

SONTERRA RESOURCES, INC., a Delaware corporation
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

NORTH TEXAS DRILLING SERVICES, INC., a Texas corporation
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

SONTERRA OPERATING, INC., a Delaware corporation
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

VELOCITY ENERGY LIMITED LLC, a Texas limited liability company
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

VELOCITY ENERGY INC., a Delaware corporation
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

VELOCITY ENERGY OFFSHORE LP, a Delaware limited partnership
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

VELOCITY ENERGY PARTNERS LP, a Delaware limited partnership
By:	/s/ D. E. Vandenberg
Name:	D.E. Vandenberg
Title:	President

SUMMERLINE ASSET MANAGEMENT, LLC

BY:
Name:	Robert J. Brantman
Title:	Co-Managing Member